Exhibit 10.2

REAFFIRMATION AND RATIFICATION AGREEMENT

_____ __, 2009

LVAdministrative Services, Inc.

335 Madison Avenue, 10th Floor

New York, New York 10017

Ladies and Gentlemen:

Reference is made to (i) that certain certain Security Agreement, dated as of November 23, 2007, by and among STEN Corporation, a Minnesota corporation (“STEN”), STEN Credit Corporation, a Utah corporation (“STEN Credit”), STENCOR, Inc., a Minnesota corporation (“STENCOR”), STEN Financial Corporation, a Utah corporation (“STEN Financial”), EasyDrive Cars and Credit Corp., an Arizona corporation (“EasyDrive”), BTAC Properties, Inc., a Minnesota corporation (“BTAC”), Alliance Advance, Inc., an Arizona corporation (“Alliance”), STEN Acquisition Corporation, a Minnesota corporation (“STEN Acquisition”), Burger Time Acquisition Corporation, a Minnesota corporation (“BT Acquisition”), EasyDrive AZ LLC, a Minnesota limited liability company (“EDAC” and together with STEN, STEN Credit, STENCORP, EasyDrive, BTAC, Alliance, STEN Acquisition, BT Acquisition, each a “Company” and collectively, the “Companies”) and LV ADMINISTRATIVE SERVICES, INC., as administrative and collateral agent (the “Agent”) for VALENS U.S. SPV I, LLC, a Delaware limited liability company (“Valens”) and the lenders from time to time party to the Security Agreement (as defined herein) (the “Lenders” together with the Valens and the Agent, collectively, the “Creditor Parties” and each, a “Creditor Party”) (as amended, modified and/or supplemented from time to time, the “Security Agreement”), (ii) that that certain Amended and Restated Secured Revolving Note dated as of August 22, 2008 made by the Companies in favor of Valens (the “Holder” together with the Agent, collectively, the “Creditor Parties”) (as amended, modified and/or supplemented from time to time, the “Revolving Note”), (iii) that certain Secured Term Note dated as of August 22, 2008 made by the Companies in favor of Valens (as amended, modified and/or supplemented from time to time, the “Term Note”), (iv)  that certain Chattel Paper Assignment dated as of November 23, 2007 made by STEN Financial in favor of the Agent (as amended, modified or supplemented from time to time, the “Chattel Paper Assignment”), (v) that certain Pledge Agreement dated as of November 23, 2007 made by STEN and STEN Financial in favor of the Agent (as amended, modified and/or supplemented from time to time, the “Pledge Agreement”),  (vi) that certain Deed of Trust dated as of November 23, 2007 made by STEN for the benefit of the Agent (as amended, modified and/or supplemented from time to time, the “Deed of Trust”), (vii) that certain Registration Rights Agreement dated as of November 23, 2007 between STEN and Valens (as amended, modified and/or supplemented from time to time, the “Reg. Rights Agreement”), (viii) that certain Subordination Agreement dated as of November 23, 2007 between Agent and Flash Motors, Inc. (as amended, modified and/or supplemented from time to time, the “Subordination Agreement”), and (ix) all other agreements, documents and instruments executed in connection therewith (each as amended, restated, modified and/or supplemented from time to time together with the agreements, documents and instruments described in subsections (i) through (viii) above, each an “Existing Agreement” and collectively, the “Existing Agreements”).

To induce Creditor Parties to enter into that certain Overadvance Letter dated as of the date hereof between Creditor Parties and the Companies (the “Overadvance Letter”), each Company hereby:

(a)

has reviewed and approved the terms and provisions of the Overadvance Letter and the documents, instruments and agreements entered into in connection therewith;

(b)

acknowledges, ratifies and confirms that all of the indebtedness incurred by, and all other obligations and liabilities of, each of the undersigned contained in the Documents, including, without limitation, the Overadvance (as defined in the Overadvance Letter), are deemed “Obligations” under and as defined in the Documents, are in full force and effect and shall remain in full force and effect as of and after the date hereof;

(c)

acknowledges, ratifies and confirms that all liabilities and obligations of each of the undersigned under the Documents include, without limitation, all obligations and liabilities of the undersigned in respect of the Overadvance;

(d)

represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned’s obligations under any Document, including, without limitation, in respect of the Overadvance; and

(e)

acknowledges, ratifies and confirms the grant by each such undersigned to each Creditor Party of a security interest and charge, to the extent applicable, in the assets of such undersigned as more specifically set forth in the Documents, as applicable, and to the extent such grant of a security interest and charge was not previously made, the undersigned hereby grants to Creditor Parties a security interest in the collateral of such undersigned as set forth and described in the Documents.

(f)

represents and warrants that all of the representations made by or on behalf of the Companies in the Existing Agreements are true and correct in all material respects on and as of the date hereof.

This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

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This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

Very truly yours,

STEN CORPORTION
By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer

STEN CREDIT CORPORTION By: ______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
STENCOR INC. By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
EASY DRIVE CARS AND CREDIT CORPORATION By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
BTAC PROPERTIES, INC. By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
STEN FINANCIAL CORPORATION By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
ALLIANCE ADVANCE, INC. By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
STEN ACQUISITION CORPORATION By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
STEN ACQUISITION CORPORATION By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
BURGER TIME ACQUISITION CORPORATION By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
EASYDRIVE AZ LLC By: _______________________________ Name: Title:

ACCEPTED AND AGREED TO:

LV ADMINISTRATIVE SERVICES, INC.

as Agent

By:______________________________

Name:  Scott Bluestein

Title:   Authorized Signatory

VALENS U.S. SPV I, LLC

By:  Valens Capital Management, LLC,

its investment manager

By:______________________________

Name:  Scott Bluestein

Title:   Authorized Signatory